HIT Performance Commentary
 3rd Quarter 2011

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
October 13, 2011

The AFL-CIO Housing Investment Trust (HIT) continues to generate strong returns in this uncertain market.  For the first nine months of 2011, the HIT’s gross and net returns were 6.62% and 6.26%, respectively, while the global equity markets continued in the red and spreads to Treasuries for fixed-income products widened. Concerns over a global slowdown, the sovereign debt crisis in Europe, and uncertainty over fiscal policy in the U.S. and the Eurozone drove a massive flight to safety in the third quarter, resulting in historically low yields as investors flocked to Treasuries.   While the robust performance of Treasuries caused the HIT to underperform its benchmark, Barclays Capital Aggregate Bond Index (Barclays Aggregate), in the third quarter, year-to-date the HIT’s gross return lagged the benchmark by just 3 basis points.  Because the HIT’s strategy is to substitute multifamily government and agency mortgage-backed securities (MBS) for Treasury and corporate securities in the benchmark, Treasuries comprised only 6.4% of the HIT’s portfolio as of September 30 compared to 34.3% of the Barclays Aggregate.   For the three-month period through September 30, 2011, the HIT’s gross and net returns were 3.39% and 3.28%, respectively, compared to 3.82% for the Barclays Aggregate.

The HIT’s prudent strategy of specializing in multifamily government/agency MBS and focusing on construction-related securities generates competitive risk-adjusted returns over time while minimizing risk.  Construction-related mortgage securities have significantly higher relative yields than bonds of comparable duration and credit quality, while offering safety and prepayment protection as rates fall.  The HIT has increased its weighting in construction-related multifamily MBS over the past two years under the Construction Jobs Initiative.   Through this initiative, the HIT has made new investments of $963 million, creating nearly 11,200 union construction jobs through September 30.  With its strong pipeline of additional projects, the HIT is well on its way to achieving its goal of creating 15,000 union construction jobs by the end of 2012.  Although the recent spread widening negatively impacted the HIT’s return in the third quarter, construction-related MBS will add significant income to the HIT portfolio in future periods as construction draws are funded. The HIT’s ability to source these investments directly should help provide strong returns as well as create union construction jobs that enhance economic development in communities where the HIT invests.

Third Quarter Performance

The HIT’s third quarter performance relative to its benchmark was enhanced by its ongoing income advantage versus the benchmark but hurt by its relatively low allocation to Treasuries and by spread widening in multifamily agency MBS, as previously discussed.  Treasury rates fell significantly, with yields on 10-year Treasuries falling from 3.16% at the end of June to 1.93% at the end of September.  This decline was a result of economic weakness in the U.S. and across the globe, and the Eurozone debt crisis that caused a flight to safety.  A low of 1.71% was reached after the Federal Reserve’s September 21 announcement of “Operation Twist,” its program to lower longer-term interest rates to stimulate the economy by purchasing $400 billion of Treasury securities with remaining maturities of six to 30 years and selling an equal amount of Treasuries with remaining maturities of three years or less.  After the announcement, the Treasury curve flattened significantly.  The Treasury sector of the benchmark returned an impressive 6.48% for the quarter.

The HIT’s gross return exceeded the Barclays Aggregate for the 5- and 10-year periods ending September 30 by 32 and 48 basis points, respectively, and was flat to the index for the 3-year period. It lagged the benchmark  year-to-date through September 30 by just 3 basis points.  On a net basis, the HIT outperformed the Barclays Aggregate for the 10-year period by 5 basis points.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Milestone in Net Assets

The HIT surpassed $4 billion in total net assets for the first time at July 31. Contributing to this growth was the HIT’s track record of strong performance, which has attracted new capital from investors, as well as reinvested earnings.  By the end of September, net assets had reached $4.18 billion.

Positive Outlook for the HIT

The HIT’s yield advantage and the high credit quality of the portfolio – with 93% in government/agency credit securities – should provide investors with income and principal protection in this uncertain environment.   The relatively wide spreads between multifamily MBS and Treasuries shown below should offer the HIT opportunities going forward as it continues to increase its construction-related investments, which offer more yield and relative value than other investments of the same credit quality.

Construction-related investments generate additional income as draws are funded during the construction period. In addition, Ginnie Mae construction/permanent loan certificates provide price appreciation opportunities as they convert to permanent loan certificates.  Demand for the permanent certificates, which are eligible to back Ginnie Mae structured transactions, leads to lower required spreads and higher relative prices compared to construction/permanent loan certificates.  The HIT’s $963 million of investments committed under the Construction Jobs Initiative, including $269 million committed through September 30, will continue to benefit the portfolio for years to come by generating higher incremental income as projects are funded.  These investments will also present opportunities for the portfolio to realize gains through relative value sales in the future.

As the fourth quarter of 2011 begins, the HIT is well-positioned for investment success due to its superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark.  The HIT’s yield advantage of 64 basis points over the benchmark remains very high, particularly when compared to the absolute level of interest rates.  This income advantage should enable the HIT to generate competitive returns in the long run without changing its risk profile.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
September 30, 2011
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	93.7%	75.0%	Effective Duration	4.338	4.845
A & Below	2.5%	18.7%	Convexity	-0.068	-0.078
Yield Advantage			Similar Call Risk
Yield to Maturity/Worst	2.91%	2.27%	Call Protected	71%	68%
→ 64 basis point Yield Advantage			Not Call Protected	29%	32%

As uncertainty over the problems in the Eurozone hangs over the markets, investors are expected to continue to trade cautiously. Consumer and business confidence should continue to be depressed and should weigh on spending and limit growth.  With a U.S. housing market struggling to recover despite historically low mortgage rates, and with continued high unemployment due to anemic hiring and the lowest labor force participation rate since the mid-1980s, aggregate demand is likely to remain weak for a considerable period.  Inflation pressures should be minimal given the threat of a recession in the U.S. and in Europe.

In this very uncertain market environment, high credit quality fixed-income investments like the HIT offer significant opportunities for pension plan investors. With its focus on multifamily MBS that generate significant income over comparable Treasuries, the HIT is well-positioned versus the benchmark. The HIT’s high level of commitments for construction-related securities in the past two years and a strong pipeline of prospective investments for 2012 should benefit the portfolio for years to come.  The HIT will continue to prudently manage the portfolio and to identify and review projects that should enhance performance through investments that also create union construction jobs and promote economic development.

This commentary contains forecasts, estimates, opinions and other information that is subjective. Statements concerning economic, financial or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of September 30, 2011, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or follow this link.